Exhibit 10.35

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Version

FIRST AMENDMENT OF OUTSOURCING SERVICES AGREEMENT

THIS FIRST AMENDMENT OF OUTSOURCING SERVICES AGREEMENT (the “Amendment”) is made as of the 18th day of December, 2018 (the “Effective Date”) by and between Paratek Pharmaceuticals, Inc., a company having a place of business at 75 Park Plaza, 4th Floor, Boston, MA 02116 (“Customer”) and Carbogen AMCIS AG, a company having a place of business at Hauptstrasse 171, CH 4416 Bubendorf, Switzerland (“Supplier”, collectively referred to herein with the Customer as the “Parties” and each, a “Party”). Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Agreement.

WHEREAS, Customer and Supplier are parties to that certain Outsourcing Services Agreement, dated December 30, 2016 (the “Agreement”);

WHEREAS, the Parties now desire to amend the Agreement as set forth in this Amendment;

NOW THEREFORE, the Parties agree as follows:

1.	First Amendment to the Agreement. The Agreement is amended and modified as of the Effective Date as follows:

TERM & TERMINATION

a.	Section 2.1 is hereby amended and restated to read in its entirety as follows:
i.	[***]

This Agreement shall commence on the Effective Date and shall be valid until the [***] (the “Initial Term”).  Both Parties shall use reasonably diligent efforts to come to a subsequent long-term agreement, including good faith negotiations regarding minimum volume-based Product commitments from Customer to Supplier, no later than the [***] to replace this Agreement and serve as a long-term supply agreement between the Parties.  Should the Parties have not agreed to the following agreement by the [***], this Agreement shall automatically renew for [***] (unless otherwise mutually agreed by the Parties or earlier terminated pursuant to Section 18.1) (each [***] renewal, a “Renewal Term”).

b.	Section 18.1(a) is hereby amended and restated to read in its entirety as follows:
i.	a) Customer delivers written notice of termination to Supplier on or before [***], which termination shall be effective as of the expiration date of the Initial Term;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

c.	Section 18.1(b) is hereby amended and restated to read in its entirety as follows:
i.	b) either Party delivers written notice of termination to the other Party, which termination shall be effective [***] from the date of such termination notice;
d.	The introduction to Section 18.1(d) (i.e. the language before clause (i)) is hereby amended and restated to read in its entirety as follows:
i.

d) a Party breaches a material provision of this Agreement (which, with respect to Supplier shall include, without limitation, a breach of Section 3.8, any material failure of supply under Section 6.5 (except in the event that Supplier’s breach was caused by a failure of Customer to deliver Customer Materials to Supplier on the timeline required by this Agreement or to deliver Customer Materials that conform to the Customer Material Specifications at the time of delivery to Supplier) and any breach of Supplier’s confidentiality and non-use obligations), and the other Party delivers written notice of termination to such breaching Party:

TITLE & DELIVERY

e.	The following sentence shall be added to the end of Section 3.3(b):
i.

Customer shall hold title to any Customer Materials used in the Manufacture of the Product and performance of Services hereunder by Supplier. For the avoidance of doubt, title to the Products shall remain with Supplier until [***] as set forth in Section 7.2(d).

f.	Section 7.2(d) is hereby amended and restated to read in its entirety as follows:
i.

The Products will be shipped [***]. All freight, applicable taxes (excluding any and all income taxes, employment taxes and the like incurred by Supplier), duties, express and delivery charges shall be for Customer’s account and shall not be subject to discount. Upon [***], delivery shall be deemed completed at which time risk of loss or damage and title to the Products delivered shall pass to Customer.

ANNUAL PURCHASING REQUIREMENTS

g.	Section 3.9 is hereby deleted is its entirety.
h.	The third sentence of Section 3.12 is hereby deleted in its entirety.
i.	The second sentence of Section 19.2 is hereby deleted in its entirety.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PURCHASE ORDERS

j.	Section 6.1 is hereby amended and restated to read in its entirety as follows:
i.

Consistent with the Short Term Rolling Forecast as set forth in Section 4.1, Customer shall place with Supplier Purchase Orders, stating Customer’s required delivery data, anticipated delivery schedule and the anticipated Fees, in accordance with the Fee Schedule set out in Exhibit C, for each delivery of Product to be made under this Agreement. Purchase Orders must have at least (i) [***] in the event Customer orders [***] or less in a calendar month set forth in the applicable Purchase Order or (ii) [***] in the event Customer orders more than [***] in a calendar month set forth in the applicable Purchase Order, of lead time before anticipated delivery to allow sufficient time for Supplier’s planning, raw material purchases, production and release. Each Purchase Order shall constitute a firm, binding order, upon Supplier’s acceptance thereof in accordance with Section 6.2.

k.	The first paragraph of Section 6.4 is hereby amended and restated to read in its entirety as follows:
i.

In the event that Customer cancels all or part of a Purchase Order already accepted by Supplier, Supplier will use best efforts to reallocate capacity and mitigate any resultant costs of such cancellation. Except as expressly set forth in Section 3.4, Section 6.2, Section 6.3, Section 6.5 and Section 18.2(d), the following will be charged to Customer:

l.	Section 6.4(b) is hereby amended and restated to read in its entirety as follows:
i.	[***]
m.	Section 6.5 is hereby amended and restated to read in its entirety as follows:
i.

If Supplier, for any reason, fails to supply at least [***] of the units of Product ordered by Customer pursuant to valid Purchase Orders during any period of [***] or longer beginning on the requested delivery date, in addition to and without limiting any other remedies available to Customer, [***].

n.	The first sentence of Section 3.1(b) is hereby amended and restated to read as follows:
i.	b) [***]
o.	Section 3.1(c) is hereby amended and restated to read in its entirety as follows:
i.	[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

p.	Section 6.6 is hereby amended and restated to read in its entirety as follows:
i.

From time-to-time during the Term, Customer may request that Supplier perform Services for Customer relating to the Product, for which Customer shall pay reasonable compensation to Supplier.  In the event that Supplier is willing to perform any such Services requested by Customer, Supplier will first prepare a scope of work describing the Services to be performed and the costs to Customer for the approval of Customer (each a “Scope of Work”).  No Services shall be commenced by Supplier unless (a) a Scope of Work relating to such Services has been agreed, executed and delivered by both Supplier and Customer; and (b) a Purchase Order has been issued by Customer and accepted by Supplier relating to such Services which Purchase Order references the specific Scope of Work and this Agreement. Customer shall have the right to terminate any Scope of Work and corresponding Purchase Order for Services at any time on reasonable advance written notice to Supplier (without terminating this Agreement), in which case Customer shall be responsible for:

1.	[***]
2.	[***]

BATCH SIZE

q.	Any references to batch size of [***] for Product in the Agreement and Exhibit C attached thereto are hereby deleted and replaced with batch size of [***].
2.

General Provisions. Unless specifically modified or changed by the terms of the Amendment, all terms and conditions of the Agreement and the Quality Agreement Relating to Contract Manufacturing Services between the Parties, dated as of December 22, 2016 (as amended from time to time, the “Quality Agreement”) shall remain in full force and effect and shall apply fully as described and set forth in the Agreement and Quality Agreement, respectively. In the event of any express conflict or inconsistency between the Amendment, on one hand, and the Agreement or Quality Agreement on the other hand, the terms and conditions of the Amendment shall control.  This Amendment, the Quality Agreement and the Agreement constitute the entire understanding among the parties regarding subject matters contained therein and herein and supersede all prior negotiations, commitments, agreements and understandings among them on such subject matters.  This Amendment may be executed in any number of counterparts, either by original or facsimile counterpart, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of [***], without regard to the conflict of laws principles thereof.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the Effective Date.

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Jason Burdette
Name:	Jason Burdette
Title:	VP, Technical Operations

CARBOGEN AMCIS AG

/s/ Dr. Thomas Hartmann	By:	/s/ Dr. Stefanie Quintes
Senior Head of Key Account Services	Name:	Dr. Stefanie Quintes
CARBOGEN AMCIS AG	Title:	Senior Head of Commercial Products
19 Dec 2018		CARBOGEN AMCIS AG
19 Dec 2018

[Signature Page to Amendment]